Exhibit 99.1

Kingswood Acquisition Corp.

Announces Extension of Time to Consummate Business Combinations

New York, NY May 23, 2022 – Kingswood Acquisition Corp. (“KWAC”), has announced today that it was exercising its option to extend the time available to consummate its business combination to November 24, 2022 and deposited $60,969 into the Trust Account.

About Kingswood Acquisition Corp.:

Kingswood Acquisition Corp. (“KWAC”) is a blank check company incorporated under the laws of the State of Delaware on July 27, 2020 for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

No Offer or Solicitation

This current report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This current report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, KWAC’s ability to enter into a definitive business combination agreement and KWAC’s ability to obtain the financing necessary to consummate the potential business combination transaction. These statements are based on various assumptions and on the current expectations of KWAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of KWAC. These forward- looking statements are subject to a number of risks and uncertainties, including: KWAC’s ability to enter into a definitive agreement with respect to the proposed business combination; the risk that the approval of the shareholders of KWAC for the potential transaction is not obtained; failure to realize the anticipated benefits of the potential transaction, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of KWAC; the amount of redemption requests made by KWAC’s shareholders and the amount of funds remaining in KWAC’s trust account after satisfaction of such requests; those factors discussed in KWAC’s amended Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of KWAC filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KWAC presently does not know or that KWAC currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect KWAC’s expectations, plans or forecasts of future events and views as of the date hereof. KWAC anticipates that subsequent events and developments will cause KWAC’s assessments to change. However, while KWAC may elect to update these forward-looking statements at some point in the future, KWAC specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KWAC’s assessments as of any date subsequent to the date of this disclosure statement. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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